               AmeriCredit Automobile Receivables Trust 1998-B
                    Class A-1  5.629% Asset Backed Notes
                 Class A-2 Floating Rate Asset Backed Notes
                 Class A-3 Floating Rate Asset Backed Notes
                    Class A-4  6.06% Asset Backed Notes
                    Class A-5  6.12% Asset Backed Notes
                    Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 11, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:  05/11/98
Monthly Period Ending:     05/31/98

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.   Beginning of period Aggregate Principal
           Balance                                                                                                     $424,998,427
                                                                                                                       ------------
     B.   Purchase of Subsequent Receivables                                                                                      0
                                                                                                                       ------------
     C.   Monthly Principal Amounts

          (1)  Collections on Receivables outstanding
                 at end of period                                                                           6,394,275
                                                                                                          -----------
          (2)  Collections on Receivables paid off
                 during period                                                                                940,166
                                                                                                          -----------
          (3)  Receivables becoming Liquidated Receivables
                 during period                                                                                228,398
                                                                                                          -----------
          (4)  Receivables becoming Purchased Receivables
                 during period
                                                                                                          -----------
          (5)  Cram Down Losses occurring during period
                                                                                                          -----------
          (6)  Other Receivables adjustments                                                                    1,328
                                                                                                          -----------
          (7)  Less amounts allocable to Interest                                                          (4,197,251)
                                                                                                          -----------
          Total Monthly Principal Amounts                                                                                 3,366,916
                                                                                                                       ------------
     D.   End of period Aggregate Principal Balance                                                                    $421,631,511
                                                                                                                       ------------
                                                                                                                       ------------
     E.   Pool Factor                                                                                                    99.207781%
                                                                                                                       ------------
                                                                                                                       ------------
II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                     Class A-1    Class A-2     Class A-3     Class A-4     Class A-5     TOTAL
                                                   ------------  ------------  -----------  ------------  -----------  ------------
     A.   Beginning of period Note Balance         $116,000,000  $174,000,000  $77,000,000  $108,000,000  $50,000,000  $525,000,000
                                                   ------------  ------------  -----------  ------------  -----------  ------------
     B.   Noteholders' Principal Distributable
           Amount                                     3,366,916             0            0             0            0     3,366,916
     C.   Noteholders' Accelerated Principal Amount   2,746,216             0            0             0            0     2,746,216
     D.   Accelerated Payment Amount Shortfall            7,132             0            0             0            0         7,132
     E.   Note Prepayment Amount                              0             0            0             0            0             0
     F.   Deficiency Claim Amount                             0             0            0             0            0             0
                                                   ------------  ------------  -----------  ------------  -----------  ------------

     G.   End of period Note Balance               $109,879,736  $174,000,000  $77,000,000  $108,000,000  $50,000,000  $518,879,736
                                                   ------------  ------------  -----------  ------------  -----------  ------------
                                                   ------------  ------------  -----------  ------------  -----------  ------------
     H.   Note Pool Factors                          94.723910%   100.000000%  100.000000%   100.000000%  100.000000%    98.834235%
                                                   ------------  ------------  -----------  ------------  -----------  ------------
                                                   ------------  ------------  -----------  ------------  -----------  ------------


                                                 1

III. RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.   Beginning of period Pre-Funding Account balance                                                              $100,001,573
                                                                                                                       ------------
     B.   Purchase of Subsequent Receivables                                                                        0
                                                                                                         ------------
     C.   Investment Earnings                                                                                  67,124
                                                                                                         ------------
     D.   Investment Earnings Transfer to Collections Account                                                 (67,124)
                                                                                                         ------------
     E.   Payment of Mandatory Prepayment Amount                                                                    0
                                                                                                         ------------
                                                                                                                                  0
                                                                                                                       ------------
     F.   End of period Pre-Funding Account balance                                                                    $100,001,573
                                                                                                                       ------------
                                                                                                                       ------------

IV.  CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A.   Total Monthly Principal Amounts                                                                              $  3,366,916
                                                                                                                       ------------
     B.   Required Pro-forma Security Balance                                                             469,469,775
                                                                                                         ------------
     C.   Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly
            Principal Amounts)                                                                            521,633,084
                                                                                                         ------------
     D.   Step-down Amount  (B. - C.)                                                                                             0
                                                                                                                       ------------
     E.   Principal Distributable Amount  (A.- D.)                                                                     $  3,366,916
                                                                                                                       ------------
                                                                                                                       ------------


V.   RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.   Beginning of period Capitalized Interest  Account balance                                                    $    595,843
                                                                                                                       ------------
     B.   Monthly Capitalized Interest Amount                                                                 (77,892)
                                                                                                         ------------
     C.   Investment Earnings                                                                                     400
                                                                                                         ------------
     D.   Investment Earnings Transfer to Collections Account                                                    (400)
                                                                                                         ------------
     E.   Payment of Overfunded Capitalized Interest Amount                                                  (101,276)
                                                                                                         ------------
     F.   Payment of Remaining Capitalized Interest Account                                                         0
                                                                                                         ------------
                                                                                                                           (179,168)
                                                                                                                       ------------
     G.   End of period Capitalized Interest Account balance                                                           $    416,675
                                                                                                                       ------------
                                                                                                                       ------------
VI.  RECONCILIATION OF COLLECTION ACCOUNT:

     A.   Available Funds:

          (1)  Collections on Receivables during period
                 (net of Liquidation Proceeds)                                                           $  7,334,441
                                                                                                         ------------
          (2)  Liquidation Proceeds collected during period                                                   130,677
                                                                                                         ------------
          (3)  Purchase Amounts deposited in Collection Account
                                                                                                         ------------
          (4)  (a)  Investment Earnings - Collection Account                                                    3,278
                                                                                                         ------------
               (b)  Investment Earnings - Transfer From Prefunding Account                                     67,124
                                                                                                         ------------
               (c)  Investment Earnings - Transfer From Capitalized Interest Account                              400
                                                                                                         ------------
          (5)  Collection of Supplemental Servicing Fees
               (a)  Extension Fees                                                                                687
                                                                                                         ------------
               (b)  Repo and Recovery Fees Advanced                                                                 0
                                                                                                         ------------
               (c)  Other Fees                                                                                  9,129
                                                                                                         ------------
          (6)  Monthly Capitalized Interest Amount                                                             77,892
                                                                                                         ------------
          (7)  Mandatory Prepayment Amount
                                                                                                         ------------
     Total Available Funds                                                                                                7,623,628
                                                                                                                       ------------
     B.   Distributions:

          (1)  Base Servicing Fee and Supplemental Servicing Fees
               (a)  Base Servicing Fee                                                                        557,810
                                                                                                         ------------
               (b)  Repo and Recovery Fees                                                                          0
                                                                                                         ------------
               (c)  Bank Service Charges                                                                            0
                                                                                                         ------------
               (d)  Other Fees                                                                                  9,129
                                                                                                         ------------
          (2)  Agent fees                                                                                           0
                                                                                                         ------------
          (3)  Refunds of Overpayments paid by AFS                                                              3,816
                                                                                                         ------------
          (4)  Noteholders' Interest Distributable Amount
               (a)  Class A - 1                                                                               163,241
                                                                                                         ------------
               (b)  Class A - 2                                                                               247,882
                                                                                                         ------------
               (c)  Class A - 3                                                                               110,080
                                                                                                         ------------
               (d)  Class A - 4                                                                               163,620
                                                                                                         ------------
               (e)  Class A - 5                                                                                76,500
                                                                                                         ------------
          (5)  Noteholders' Principal Distributable Amount
               (a)  Class A - 1                                                                             3,366,916
                                                                                                         ------------
               (b)  Class A - 2                                                                                     0
                                                                                                         ------------
               (c)  Class A - 3                                                                                     0
                                                                                                         ------------
               (d)  Class A - 4                                                                                     0
                                                                                                         ------------
               (e)  Class A - 5                                                                                     0
                                                                                                         ------------
          (6)  Security Insurer Premiums                                                                      178,418
                                                                                                         ------------
          Total distributions                                                                                             4,877,412
                                                                                                                       ------------
     C.   Excess Available Funds (or Deficiency Claim Amount )                                                            2,746,216
                                                                                                                       ------------

     D.   Noteholders' Accelerated Principal Amount                                                                      (2,746,216)
                                                                                                                       ------------

     E.   Deposit to Spread Account                                                                                    $          0
                                                                                                                       ------------
                                                                                                                       ------------

VlI. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A.   Excess Available Funds  (VI.C.)                                               $  2,746,216
                                                                                        ------------
     B.   Pro Forma Security Balance (II.A.-II.B.)                                       521,633,084
                                                                                        ------------
     C.   Required Pro Forma Security Balance (90% x (I.D.+III.F.)                       469,469,775
                                                                                        ------------
     D.   Excess of Pro Forma Balance over Required Balance (B. - C.)                     52,163,309
                                                                                        ------------
     E.   End of Period  Class A-1 Note Balance (before accel. payments)                 112,633,084
                                                                                        ------------
     F.   Greater of D. or E.                                                            112,633,084
                                                                                        ------------
     G.   Accelerated Principal Amount  (lesser of  A. or F.)                                          $  2,746,216
                                                                                                       ------------

VIII.     CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.   Pro Forma Security Balance                                                    $521,633,084
                                                                                        ------------
     B.   Required Pro Forma Security Balance                                            469,469,775
                                                                                        ------------
     C.   Excess of Pro Forma Balance over Required Balance (A. - B.)                     52,163,309
                                                                                        ------------
     D.   End of Period  Class A-1 Note Balance (before accel. payments)                 112,633,084
                                                                                        ------------
     E.   Greater of C. or D.                                                            112,633,084
                                                                                        ------------
     F.   Excess Available Funds  (VI.C.)                                                  2,746,216
                                                                                        ------------
     G.   Investment Earnings on Collection Account                                            3,278
                                                                                        ------------
     H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                             $109,890,146
                                                                                                       ------------

IX.  RECONCILIATION OF SPREAD ACCOUNT:

     A.   Beginning of period Spread Account balance                                                   $ 10,624,961
                                                                                                       ------------

     B.   Additions to Spread Account
          (1)  Deposits from Collections Account (VI. E.)                                          0
                                                                                        ------------
          (2)  Investment Earnings                                                             7,132
                                                                                        ------------
          (3)  Deposits Related to Subsequent Receivables Purchases                                0
                                                                                        ------------

     Total Additions                                                                                          7,132
                                                                                                       ------------

     C.   Less Deficiency Claim Amount
                                                                                                       ------------

     D.   Spread Account balance available for  withdrawals                                              10,632,093
                                                                                                       ------------

     E.   Requisite Amount of Spread Account
          (1)  Initial Spread Account Deposit                                           $ 10,624,961
                                                                                        ------------
          (2)  Subsequent Spread Account Deposits                                                  0
                                                                                        ------------
          (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                 10,624,961
                                                                                        ------------
          (4)  $100,000                                                                      100,000
                                                                                        ------------
          (5)  2% of Original Pool Balance (total deliveries)                              8,499,969
                                                                                        ------------
          (6)  End of period Note Balance (before accel. principal shortfall calc)       518,886,868
                                                                                        ------------
          (7)  Lesser of (5) or (6)                                                        8,499,969
                                                                                        ------------
          (8)  Floor Amount Greater of (4) or (7)                                          8,499,969
                                                                                        ------------
          (9)  Aggregate Principal Balance                                               421,631,511
                                                                                        ------------
          (10) End of period Note Balance (before accel. principal shortfall calc)       518,886,868
                                                                                        ------------
          (11) Line (9) less line (10)                                                   (97,255,357)
                                                                                        ------------
          (12) OC level (11) / (9)                                                           (23.07%)
                                                                                        ------------
          (13) 13% less OC level, if OC level is greater than 10%                                n/a
                                                                                        ------------
          (14) If OC level is equal to or greater than 10%, Percent in (13) x End
               of Period Aggregate Principal Balance                                             n/a
                                                                                        ------------
          (15) If OC level is less than 10%, 2.5% of Original Pool Balance (total
               deliveries)                                                                10,624,961
                                                                                        ------------
          (16) 15% of end of period Aggregate Principal Balance if Trigger Date                  n/a
                                                                                        ------------

     Requisite Amount of Spread Account (either (3), (8), (14), (15), or (16)
       as applicable)                                                                                    10,624,961
                                                                                                       ------------

     F.   Withdrawals from Spread Account
          (1)  Priority Second through Third
                                                                                        ------------
          (2)  Priority Fourth - Accelerated Payment Amount Shortfall       109,890,146
                                                                           ------------
               Accelerated Payment Amount Shortfall in Excess of Requisite
                 Amount                                                                        7,132
          (3)  Priority Fifth through Sixth
                                                                                        ------------
          (4)  Priority Seventh - to Servicer
                                                                                        ------------

     Total withdrawals                                                                                        7,132
                                                                                                       ------------

     G.   End of period Spread Account balance                                                         $ 10,624,961
                                                                                                       ------------

                                       3

X.   MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.   Beginning of period number of Receivables                                           34,906
                                                                                        ------------

     B.   Number of Subsequent Receivables Purchased                                               0
                                                                                        ------------

     C.   Number of Receivables becoming Liquidated
          Receivables during period                                                               28
                                                                                        ------------

     D.   Number of Receivables becoming Purchased
          Receivables during period
                                                                                        ------------

     E.   Number of Receivables paid off during period                                           105
                                                                                        ------------

     F.   End of period number of Receivables                                                 34,773
                                                                                        ------------
                                                                                        ------------

XI.  STATISTICAL DATA:

     A.   Weighted Average APR of the Receivables                                             18.84%
                                                                                        ------------

     B.   Weighted Average Remaining Term of the Receivables                                   54.13
                                                                                        ------------

     C.   Average Receivable Balance                                                         $12,125
                                                                                        ------------

     D.   Aggregate Realized Losses                                                          $97,721
                                                                                        ------------


By:
          -----------------------------------
Name:     Preston A. Miller
          -----------------
Title:    Senior Vice President and Treasurer
          -----------------------------------
Date:     June 2, 1998
          ------------

                  AmeriCredit Automobile Receivables Trust 1998-B
                        Class A-1 5.629% Asset Backed Notes
                     Class A-2 Floating Rate Asset Backed Notes
                     Class A-3 Floating Rate Asset Backed Notes
                        Class A-4 6.06% Asset Backed Notes
                        Class A-5 6.12% Asset Backed Notes
                               Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 11, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:  05/11/98
Monthly Period Ending:     05/31/98


I.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                  Class A-1     Class A-2    Class A-3    Class A-4    Class A-5       TOTAL
                                                  ---------     ---------    ---------    ---------    ---------       -----
     A.   Preliminary End of period Note Balance $109,879,736  $174,000,000 $77,000,000  $108,000,000 $50,000,000   $518,879,736
                                                 -------------------------------------------------------------------------------

     B.   Deficiency Claim Amount                           0             0           0             0             0            0

     C.   End of period Note Balance             $109,879,736  $174,000,000 $77,000,000  $108,000,000 $50,000,000   $518,879,736
                                                 -------------------------------------------------------------------------------
                                                 -------------------------------------------------------------------------------

     D.   Note Pool Factors                        94.723910%   100.000000% 100.000000%   100.000000% 100.000000%     98.834235%
                                                 -------------------------------------------------------------------------------
                                                 -------------------------------------------------------------------------------


II.  RECONCILIATION OF SPREAD ACCOUNT:

     A.   Preliminary End of period Spread Account balance                                                           $10,624,961
                                                                                                                     -----------

     B.   Priority First - Deficiency Claim Amount from preliminary certificate                                                0
                                                                                                                     -----------

     C.   End of period Spread Account balance                                                                       $10,624,961
                                                                                                                     -----------

X.   PERFORMANCE TESTS:

     A.   Delinquency Ratio
          (1)  Receivables with Scheduled Payment
               delinquent more than 60 days
               at end of period                                                                           $12,986
                                                                                                     ------------
          (2)  Purchased Receivables with Scheduled
               Payment delinquent more than 60
               days at end of period
                                                                                                     ------------
          (3)  Beginning of period Principal Balance                                                  424,998,427
                                                                                                     ------------
          (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                    0.00%
                                                                                                                     -----------
          (5)  Previous Monthly Period Delinquency Ratio                                                                   0.00%
                                                                                                                     -----------
          (6)  Second previous Monthly Period Delinquency Ratio                                                            0.00%
                                                                                                                     -----------
          (7)  Average Delinquency Ratio (4)+(5)+(6)
               divided by 3                                                                                                0.00%
                                                                                                                     -----------
          (8)  Compliance (Delinquency Test Failure is a
               Delinquency Ratio equal to or greater than 5.00%)                                                             yes
                                                                                                                     -----------

                                       1

     B.   Cumulative Default Rate
          (1)  Defaulted Receivables in Current Period                                               $    359,317
                                                                                                     ------------
          (2)  Cumulative Defaulted Receivables Including
                Defaulted Receivables in Current Period                                                   359,317
                                                                                                     ------------
          (3)  Original Pool Balance                                                                  424,998,427
                                                                                                     ------------
          (4)  Cumulative Default Rate (2) divided by (3)                                                                  0.08%
                                                                                                                     -----------
          (5)  Compliance (Default Test Failure is a Cumulative
                Default Rate equal to or greater than 5.26%.)                                                                yes
                                                                                                                     -----------

     C.   Cumulative Net Loss Rate
          (1)  Receivables becoming Liquidated Receivables during period                             $    228,398
                                                                                                     ------------
          (2)  Purchased Receivables with Scheduled
                Payment delinquent more than 30 days at end of period
                                                                                                     ------------
          (3)  Cram Down Losses occurring during period
                                                                                                     ------------
          (4)  Liquidation Proceeds collected during period                                              (130,677)
                                                                                                     ------------
          (5)  Net Losses during period (1)+(2)+(3)-(4)                                                    97,721
                                                                                                     ------------
          (6)  Net Losses since Initial Cut-off Date (Beginning of Period)                                      0
                                                                                                     ------------
          (7)  50% of Receivables with Scheduled Payment delinquent
                more than 90 days at end of period                                                              0
                                                                                                     ------------
          (8)  Original Aggregate Principal Balance plus Pre-Funded Amount as of
                the Closing Date                                                                      525,000,000
                                                                                                     ------------
          (9)  Cumulative Net Loss Rate (5)+(6)+(7)
                divided by (8)                                                                                             0.02%
                                                                                                                     -----------
          (10) Compliance (Net Loss Test Failure is a
                Net Loss Rate equal to or greater than 3.01%.)                                                               yes
                                                                                                                     -----------


     D.   Extension Rate
          (1)  Principal Balance of Receivables extended during current period                            290,216
                                                                                                     ------------
          (2)  Beginning of Period Aggregate Principal Balance                                        424,998,427
                                                                                                     ------------
          (3)  Extension Rate (1) divided by (2)                                                                           0.07%
                                                                                                                     -----------
          (4)  Previous Monthly Extension Rate                                                                             0.00%
                                                                                                                     -----------
          (5)  Second previous Monthly Extension Rate                                                                      0.00%
                                                                                                                     -----------
          (6)  Average Extension Rate (3)+(4)+(5)
                divided by 3                                                                                               0.02%
                                                                                                                     -----------
          (7)  Compliance (Extension Test Failure is an
                Extension Rate equal to or greater than 4%.)                                                                 yes
                                                                                                                     -----------

XI.  DELINQUENCY:

     A.   Receivables with Scheduled Payment delinquent
          (1)  31-60 days                                                                  #   461     $5,361,715          1.26%
                                                                                            ------------------------------------
          (2)  61-90 days                                                                        1         12,986          0.00%
                                                                                            ------------------------------------
          (3)  over 90 days                                                                      0              0          0.00%
                                                                                            ------------------------------------

     Receivables with Scheduled Payment delinquent
      more than 30 days at end of period                                                       462     $5,374,701          1.26%
                                                                                            ------------------------------------
                                                                                            ------------------------------------


By:
          -----------------------------------
Name:     Preston A. Miller
          -----------------
Title:    Senior Vice President and Treasurer
          -----------------------------------
Date:     June 3, 1998
          ------------


                                       2